Number                                HYBRID                              Shares
                              HYBRID NETWORKS, INC.



THIS CERTIFICATE IS TRANSFERABLE                               CUSIP 44860K 10 2
IN BOSTON, MA OR NEW YORK, NY

THIS CERTIFIES THAT                               SEE REVERSE FOR CERTAIN
                                                  DEFINITIONS AND A STATEMENT
                                                  AS TO THE RIGHTS, PREFERENCES,
                                                  PRIVILEGES AND RESTRICTIONS
                                                  OF SHARES

IS THE RECORD HOLDER OF

 FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $.001 PAR VALUE, OF

                             HYBRID NETWORKS, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

  WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

  Dated:                               COUNTERSIGNED AND REGISTERED:
                                       BankBoston, N.A.
                                       TRANSFER AGENT AND REGISTRAR
                                       BY:
                                       AUTHORIZED SIGNATURE


 /S/ DAN E. STEIMLE                    /S/ CARL S. LEDBETTER
 SECRETARY                             CHAIRMAN, CHIEF EXECUTIVE OFFICER
                                        AND PRESIDENT


                             HYBRID NETWORKS, INC.
             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                                 JUNE 6, 1990

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  A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights, as established from time to time by the Certificate of Incorporation of the Corporation or any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM   -    as tenants in common
TEN ENT   -    as tenants by the entireties
JT TEN    -    as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - ........................ Custodian .........................
                            (Cust)                              (Minor)
                            under Uniform Gifts to Minors

                    Act.........................................................
                                                                   (State)

UNIF TRF MIN ACT - ............. Custodian (until age .........................)
                      (Cust)

                   ..................................... under Uniform Transfers
                                   (Minor)

                                  to Minors Act ................................
                                                             (State)

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ____________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

 _________________________________
|                                 |
|_________________________________|



________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OR ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_______________

                                       _________________________________________
                               NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatsoever.

SIGNATURES GUARANTEED

___________________________________________
The signature should be guaranteed by a
brokerage firm or a financial institution that is a member of a securities approved
Medallion program, such as Securities
Transfer Agents Medallion Program (STAMP),
Stock Exchanges Medallion Program (SEMP) or
New York Stock Exchange, Inc. Medallion
Signature Program (MSP).


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